UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06258)

Exact name of registrant as specified in charter:	Putnam Arizona Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2016

Date of reporting period :	June 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAZX

Putnam Arizona Tax Exempt Income Fund

Annual report
5|31|16

A world of investing.®

Putnam
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Arizona
Tax Exempt
Income Fund

Annual report
5 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	39

About the Trustees	40

Officers	42

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Putnam Arizona Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly relevant when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Arizona residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Grand Canyon State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 5/31/16 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.42% ($804)
3.04% ($1,721)
3.27% ($1,850)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 5/31/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
6.60%
Municipal bonds
Corporate bonds

Source: Moody's, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016).

2 Arizona Tax Exempt Income Fund
Arizona Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Arizona Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Fixed-income securities held up well during the volatile 12-month reporting period ended May 31, 2016. Was the market environment favorable for municipal bonds?

Amid heightened market uncertainty surrounding U.S. central bank policy, low commodity prices, and China’s economic slowdown, municipal bonds enjoyed solid absolute and relative performance during the reporting period. With 11 consecutive monthly gains during the 12-month reporting period, the Barclays Municipal Bond Index outperformed the broad U.S. fixed-income market, as defined by the Barclays U.S. Aggregate Bond Index, as well as a wide variety of U.S. and international stock indexes.

After the Federal Reserve took the widely expected first step on the path of gradual normalization of interest rates in December 2015, investors began pricing in additional rate increases in 2016. However, a deep slide in oil prices early in 2016 fueled worries of slowing economic growth globally and raised questions about the central bank’s interest-rate policy. In this environment, municipal bonds benefited from investors’ preference for higher-quality, lower-risk investments in response to financial market volatility, slower growth, and an increasingly dovish Fed. January 2016 was an especially favorable month for the asset class, when the Barclays Municipal Bond Index rose 1.19%. During the final months of the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/16. See pages 4 and 10–13 for additional fund performance information. Index descriptions can be found on page 15.

Arizona Tax Exempt Income Fund	5

reporting period, diminished expectations for near-term rate hikes and increased expectations for a more gradual pace of future hikes helped to support municipal bond prices.

Heightened investor interest in municipal bonds as an asset class was noteworthy during the reporting period. For the first five months of 2016, new-issue supply fell while demand rose, as measured by mutual fund inflows. Municipal bond mutual funds saw over $26 billion in new assets, which was the largest level of inflows over the past 25 years for the January to May time frame. Demand for municipal bonds has been dominated by households, which comprised about 70% of municipal bond investors at the end of 2015, according to Fed estimates. Meanwhile, from a demand standpoint, the biggest change that we have seen over the past few years has come in the bank channel, whose share of municipal bond assets has doubled since 2008. As such, we think demand for municipal bonds has moved beyond the traditional base of tax-sensitive investors to include investors who are drawn to the high-quality, relatively low-volatility income potential of these investments.

How did Putnam Arizona Tax Exempt Income Fund perform against this backdrop?

Thanks in large part to a patient Fed, the reporting period proved to be a friendly environment for interest-rate-sensitive securities. U.S. Treasury rates fell and prices rose during the reporting period, and municipal bonds followed suit. For the 12-month period ended May 31, 2016, the fund delivered positive absolute performance but underperformed its benchmark, the Barclays Municipal Bond Index, and the average return of its Lipper peer group.

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Arizona Tax Exempt Income Fund

With the Fed beginning the process of normalizing interest rates, what was your investment approach during the reporting period?

Many of the same investment themes remained in place going into 2016 — namely, duration positioning, or interest-rate sensitivity, that is slightly below the median of the fund’s Lipper peer group; an overweight exposure, relative to the benchmark, to municipal bonds rated BBB; a preference for higher-education and essential service utilities bonds relative to the fund’s Lipper group; and an underweight position, relative to the fund’s peers, to Puerto Rico issuers. However, at the beginning of 2016, in response to market volatility, marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming slightly less defensive.

We do not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor do we believe that spreads will tighten much, as spreads remained close to their lowest point since the onset of the credit crisis. In our opinion, downside risks include flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a slightly shorter-duration position and a somewhat higher cash allocation in the portfolio relative to the fund’s Lipper peers.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Arizona Tax Exempt Income Fund	7

How would you characterize the health of the municipal bond market at period-end?

Overall, we believe municipal credit fundamentals have been sound and the default rate remained low — just 0.15% through May 2016, according to BofA Merrill Lynch — a fraction of the $3.7 trillion municipal bond market. Credit-rating upgrades of issuers have exceeded downgrades due to economic and financial stabilization across most public finance sectors. At the local level, property values have improved, contributing to modest increases in tax receipts.

We are closely following a handful of states and municipalities grappling with budget challenges posed by unfunded pension liabilities and health-care costs. However, while these various issuers, as well as Puerto Rico, are facing long-term headwinds, such as pensions, we believe investors have shown a willingness to isolate these situations from the overall municipal market.

What is your outlook for interest rates and Fed monetary policy?

During the reporting period, the Fed’s monetary policy continued to be influenced by U.S. data releases and global macroeconomic factors. At its March 2016 meeting, the central bank reduced its rate-hike forecast for the remainder of the year to two hikes from the four that policymakers had anticipated at their December 2015 meeting. The Fed left its benchmark rate unchanged at its April and May meetings. Just following the close of the reporting period, soft economic data, including the weakest U.S. payroll data in almost six years, diminished expectations that the Fed would raise interest rates in the next few months. We believe the economic outlook for China and the November U.S.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Arizona Tax Exempt Income Fund

presidential election also have the potential to add to market uncertainty and to influence the willingness of investors to take on investment risk.

Given the Fed’s assessment that an accommodative policy was appropriate given global risk factors, we saw the bull market in bonds continue during the reporting period. Municipal bonds were beneficiaries of this trend, with many investors drawn to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility. This phenomenon became even more apparent during the sharp selloff in higher-risk assets following the United Kingdom’s surprise vote to leave the European Union. We continue to believe that municipal bonds are a compelling long-term investment strategy for income-oriented investors.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA.

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

Arizona Tax Exempt Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(1/30/91)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.16%	4.99%	4.92%	4.92%	4.36%	4.36%	4.84%	4.70%	5.24%

10 years	52.02	45.94	44.46	44.46	40.80	40.80	47.83	43.03	55.10
Annual average	4.28	3.85	3.75	3.75	3.48	3.48	3.99	3.64	4.49

5 years	25.82	20.79	21.92	19.92	20.96	20.96	24.00	19.97	27.29
Annual average	4.70	3.85	4.04	3.70	3.88	3.88	4.40	3.71	4.94

3 years	9.48	5.10	7.43	4.46	6.93	6.93	8.54	5.01	10.30
Annual average	3.06	1.67	2.42	1.46	2.26	2.26	2.77	1.64	3.32

1 year	4.47	0.30	3.82	–1.18	3.65	2.65	4.17	0.78	4.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Arizona Tax Exempt Income Fund

Comparative index returns For periods ended 5/31/16

		Lipper Other States
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	5.90%	5.26%

10 years	61.74	47.97
Annual average	4.93	3.98

5 years	28.07	24.14
Annual average	5.07	4.41

3 years	12.57	9.22
Annual average	4.03	2.97

1 year	5.87	4.64

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/16, there were 263, 244, 231, 193, and 45 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,446 and $14,080, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,303. A $10,000 investment in the fund’s class Y shares would have been valued at $15,510.

Arizona Tax Exempt Income Fund	11

Fund price and distribution information For the 12-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.274433		$0.215889	$0.201784	$0.248148		$0.294647

Capital gains [2]	—		—	—	—		—

Total	$0.274433		$0.215889	$0.201784	$0.248148		$0.294647

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

5/31/15	$9.19	$9.57	$9.18	$9.20	$9.21	$9.52	$9.21

5/31/16	9.32	9.71	9.31	9.33	9.34	9.65	9.34

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	2.78%	2.67%	2.15%	1.99%	2.49%	2.41%	2.99%

Taxable equivalent [4]	5.15	4.94	3.98	3.68	4.61	4.46	5.53

Current 30-day SEC yield
(with expense limitation) [5,6]	N/A	0.83	0.24	0.09	N/A	0.57	1.08

Taxable equivalent [4]	N/A	1.54	0.44	0.17	N/A	1.05	2.00

Current 30-day SEC yield
(without expense limitation) [6]	N/A	0.79	0.20	0.05	N/A	0.53	1.04

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.97% federal and state combined tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Arizona Tax Exempt Income Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(1/30/91)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.20%	5.04%	4.96%	4.96%	4.41%	4.41%	4.88%	4.75%	5.29%

10 years	54.67	48.48	46.98	46.98	43.26	43.26	50.41	45.52	57.82
Annual average	4.46	4.03	3.93	3.93	3.66	3.66	4.17	3.82	4.67

5 years	26.99	21.92	23.06	21.06	22.23	22.23	25.29	21.22	28.62
Annual average	4.90	4.04	4.24	3.90	4.10	4.10	4.61	3.92	5.16

3 years	14.49	9.91	12.35	9.35	11.81	11.81	13.61	9.92	15.34
Annual average	4.61	3.20	3.96	3.02	3.79	3.79	4.35	3.20	4.87

1 year	6.24	1.99	5.58	0.58	5.40	4.40	5.92	2.48	6.57

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
5/31/15*	0.91%	1.54%	1.69%	1.19%	0.69%

Total annual operating expenses for the fiscal
year ended 5/31/15	0.92%	1.55%	1.70%	1.20%	0.70%

Annualized expense ratio for the six-month
period ended 5/31/16†	0.93%	1.56%	1.71%	1.21%	0.71%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Arizona Tax Exempt Income Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.72	$7.90	$8.66	$6.13	$3.60

Ending value (after expenses)	$1,028.70	$1,025.40	$1,024.60	$1,027.10	$1,030.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.70	$7.87	$8.62	$6.11	$3.59

Ending value (after expenses)	$1,020.35	$1,017.20	$1,016.45	$1,018.95	$1,021.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Arizona Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

Arizona Tax Exempt Income Fund	15

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Arizona Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Arizona Tax Exempt Income Fund	17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Arizona Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Arizona Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Arizona Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Arizona Tax Exempt Income Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 14, 2016

Arizona Tax Exempt Income Fund	19

The fund’s portfolio 5/31/16

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
BAM Build America Mutual	Association Collateralized
COP Certificates of Participation	MAC Municipal Assurance Corporation
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHL Banks Coll. Federal Home Loan Banks	U.S. Govt. Coll. U.S. Government Collateralized
System Collateralized	VRDN Variable Rate Demand Notes, which are
FHLMC Coll. Federal Home Loan Mortgage	floating-rate securities with long-term maturities
Corporation Collateralized	that carry coupons that reset and are payable upon
FNMA Coll. Federal National Mortgage	demand either daily, weekly or monthly. The rate
Association Collateralized	shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.0%)*	Rating**	Principal amount	Value

Arizona (92.1%)
AZ Board of Regents Syst. VRDN (AZ State U.),
Ser. B, 0.38s, 7/1/34	A-1+	$500,000	$500,000

AZ Game & Fish Dept. and Comm. Rev. Bonds
(AGF Administration Bldg.), 5s, 7/1/21	A2	500,000	501,640

AZ School Fac. Board COP, U.S. Govt. Coll.,
5 3/4s, 9/1/22 (Prerefunded 9/1/18)	Aa3	1,000,000	1,109,170

AZ State COP, Ser. A, AGM, 5s, 10/1/29	AA	500,000	554,180

AZ State Hlth. Fac. Auth. Rev. Bonds
(Banner Hlth.), Ser. D, 5 1/2s, 1/1/38	AA–	1,250,000	1,335,988
(Scottsdale Hlth. Care), 5s, 12/1/28	A2	500,000	603,200

AZ State Hlth. Fac. Auth. VRDN (Catholic West),
Ser. B, 0.4s, 7/1/35	VMIG1	500,000	500,000

AZ State Hlth. Fac. Auth. Hlth. Care Ed. Rev.
Bonds (Kirksville College), 5 1/8s, 1/1/30	A–	750,000	836,573

AZ State School Facs. Board COP,
Ser. A, 5s, 9/1/23	Aa3	125,000	152,906

AZ State Sports & Tourism Auth. Rev. Bonds
(Multi-Purpose Stadium Fac.), Ser. A, 5s, 7/1/30	A1	500,000	564,650

AZ State Trans. Board Hwy. Rev. Bonds
5s, 7/1/32	AAA	885,000	1,085,815
Ser. B, U.S. Govt. Coll., 5s, 7/1/31
(Prerefunded 7/1/18)	AAA	500,000	543,620

AZ State U. Nanotechnology Research, LLC Lease
Rev. Bonds (AZ State U. Research Park Lease),
Ser. A, AGC, 5s, 3/1/34	AA	500,000	541,805

AZ State Wtr. Infrastructure Fin. Auth. Rev. Bonds
(Wtr. Quality Revenue), Ser. A, 5s, 10/1/26	Aaa	500,000	627,610
Ser. A, 5s, 10/1/25	Aaa	500,000	611,340

Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), 7 1/4s,
12/1/19 (escrow) F	D/P	150,000	448

20	Arizona Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Central AZ State Wtr. Conservation Dist. Rev.
Bonds (Wtr. Delivery Operation & Maintenance
(O&M)), 5s, 1/1/36	AA+	$640,000	$777,344

Chandler, Excise Tax Rev. Bonds, 5s, 7/1/22	AAA	500,000	606,465

El Mirage G.O. Bonds, AGM, 5s, 7/1/42	AA	250,000	281,430

Flagstaff, G.O. Bonds, Ser. B, 5s, 7/1/21	Aa2	200,000	236,138

Gilbert, Pub. Facs. Rev. Bonds
5s, 7/1/20	Aa1	250,000	288,665
5s, 7/1/18	Aa1	500,000	542,315

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	1,000,000	1,114,880
(John C. Lincoln Hlth. Network), 5s, 12/1/42
(Prerefunded 12/1/17)	AAA/P	500,000	530,825

Glendale, Wtr. & Swr. Rev. Bonds, 5s, 7/1/21	AA	500,000	589,805

Goodyear Cmnty., Fac. Utils. G.O. Bonds
(Dist. No. 1), 4s, 7/15/21	A1	150,000	167,538

Goodyear, Wtr. & Swr. Rev. Bonds, AGM
5 1/2s, 7/1/41	AA	500,000	581,990
5s, 7/1/35 ##	AA	200,000	241,680

Lake Havasu City, Waste Wtr. Syst. Rev. Bonds,
Ser. B, AGM, 5s, 7/1/43	AA	250,000	295,353

Maricopa Cnty. & Phoenix, Indl. Dev. Auth. Mtge.
Rev. Bonds (Single Fam.), Ser. A-2, GNMA Coll.,
FNMA Coll., FHLMC Coll., 5.8s, 7/1/40	Aaa	35,000	36,857

Maricopa Cnty., G.O. Bonds
(Unified School Dist. No. 60 Higley School
Impt.), Ser. C, U.S. Govt. Coll., 5s, 7/1/27
(Prerefunded 7/1/18)	A1	1,000,000	1,086,150
(Unified School Dist. No. 95 Queen
Creek), 5s, 7/1/25	Aa3	200,000	250,900
(Unified School Dist. No. 89 Dysart), 5s, 7/1/25	A+	500,000	615,555

(Dist. No. 28 Kyrene Elementary School Impt.),
Ser. C-10, 5s, 7/1/34	Aa1	250,000	299,800

(Unified School Dist. No. 60 Higley School
Impt.), Ser. C, AGM, 4s, 7/1/33 ##	AA	150,000	165,708

Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5s, 7/1/35	BBB–	350,000	380,601

Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds (Catholic Hlth. Care West),
Ser. A, 6s, 7/1/39	A	750,000	855,758

Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Samaritan Hlth. Svcs.), Ser. A, NATL, U.S.
Govt. Coll., 7s, 12/1/16 (Escrowed to maturity)	AAA/P	310,000	319,939

Maricopa Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (6/3/24) (Waste Mgt.,
Inc.), 3 3/8s, 12/1/31	A–	250,000	266,895

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	1,050,000	1,205,705
(Southern CA Edl. Co.), Ser. A, 5s, 6/1/35	Aa3	650,000	727,688

Arizona Tax Exempt Income Fund	21

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Maricopa Cnty., Regl. Pub. Trans. Auth. Fund Rev.
Bonds (Trans. Excise Tax), 5 1/4s, 7/1/24	AA+	$435,000	$555,238

McAllister, Academic Village Rev. Bonds
(AZ State U. Hassayampa), 5 1/4s, 7/1/26	AA–	750,000	813,270

Mesa, St. & Hwy. Rev. Bonds, 5s, 7/1/21	AA	500,000	589,805

Mesa, Util. Syst. Rev. Bonds, 5s, 7/1/35	Aa2	750,000	861,630

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16) (AZ Pub. Svc. Co. Cholla Pwr.
Plant), Ser. E, 5 3/4s, 6/1/34	A2	800,000	800,000

Northern AZ U. Rev. Bonds
5s, 6/1/36	A1	450,000	513,176
5s, 6/1/34	A1	250,000	294,045

Peoria, Dev. Auth. Inc. Rev. Bonds, 5s, 7/1/23	AA+	500,000	603,870

Phoenix & Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Single Fam.), Ser. 4, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.8s, 12/1/39	AAA/P	15,000	15,424

Phoenix, G.O. Bonds, 4s, 7/1/24	Aa1	500,000	588,515

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds,
Ser. A, 5s, 7/1/40	A1	500,000	558,660

Phoenix, Civic Impt. Corp. Dist. Rev. Bonds (Civic
Plaza), Ser. B, FGIC, NATL, 5 1/2s, 7/1/43	Aa2	1,000,000	1,454,063

Phoenix, Civic Impt. Corp. Waste Wtr.
Syst. Rev. Bonds
5 1/2s, 7/1/24	AAA	500,000	547,455
5s, 7/1/29	AA+	500,000	607,620

Phoenix, Civic Impt. Corp. Wtr. Syst. Rev. Bonds,
Ser. A, 5s, 7/1/39	AAA	500,000	555,955

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6s, 7/1/32	BB/F	250,000	273,723
(Great Hearts Academies), Ser. A, 5s, 7/1/36	BBB–	150,000	168,731
(Choice Academies, Inc.), 4 7/8s, 9/1/22	BB+	200,000	217,164
(Great Hearts Academies), 3 3/4s, 7/1/24	BBB–	260,000	265,486

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.),
Ser. A, 5s, 7/1/35	BB	150,000	161,084
5s, 7/1/35	BB	100,000	107,389

Pima Cnty., G.O. Bonds
U.S. Govt. Coll., 5s, 7/1/26
(Prerefunded 7/6/16)	AA–	490,000	577,485
(Unified School Dist. No. 6), MAC, 4s, 7/1/28	AA	200,000	225,612

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB–	200,000	200,000
(Providence Day School, Inc.), 5 1/8s, 12/1/40	BBB+	500,000	533,090
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB–	125,000	125,000

Pima Cnty., Regl. Trans. Fund Excise Tax Rev.
Bonds, 5s, 6/1/23	AA+	195,000	240,158

Pima Cnty., Swr. Rev. Bonds, Ser. B, 5s, 7/1/26	AA	500,000	587,925

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	350,000	403,561

22	Arizona Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Pinal Cnty., Elec. Syst. Rev. Bonds
(Dist. No. 4), U.S. Govt. Coll., 6s, 12/1/38
(Prerefunded 12/1/18)	A–	$500,000	$563,420

Rio Nuevo, Multi-Purpose Fac. Dist. Rev. Bonds,
AGC, 6s, 7/15/19 (Prerefunded 7/15/18)	AA	750,000	831,518

Salt River, Agricultural Impt. & Pwr. Dist. Elec.
Syst. Rev. Bonds (Salt River), Ser. A, 5s, 1/1/27	Aa1	1,000,000	1,067,680

Salt Verde, Fin. Corp. Gas Rev. Bonds
5 1/2s, 12/1/29	Baa1	150,000	192,327
5s, 12/1/37	Baa1	500,000	624,805

Scottsdale, Muni. Property Corp. Excise Tax Rev.
Bonds, 5s, 7/1/24	AAA	500,000	621,645

Student & Academic Svcs., LLC Rev.
Bonds (Northern AZ Cap. Fac. Fin. Corp.),
BAM, 5s, 6/1/25	AA	200,000	244,622

Sundance Cmnty., Fac. Dist. G.O. Bonds, MAC,
4s, 7/15/24	AA	250,000	281,298

Tempe, Rev. Bonds (Excise Tax), 5s, 7/1/31 ##	AAA	250,000	312,410

Tempe, Indl. Dev. Auth. Rev. Bonds (Friendship
Village), Ser. A, 6 1/4s, 12/1/42	BB–/P	250,000	270,330

U. Med. Ctr. Corp. Hosp. Rev. Bonds
FHL Banks Coll., FHLMC Coll., FNMA Coll., U.S.
Govt. Coll., 5s, 7/1/20 (Escrowed to maturity)	AAA/P	250,000	288,665
U.S. Govt. Coll., 6 1/2s, 7/1/39
(Prerefunded 7/1/19)	AAA/P	500,000	582,310
U.S. Govt. Coll., 6 1/4s, 7/1/29
(Prerefunded 7/1/19)	AAA/P	500,000	578,535

U. of AZ Board of Regents Syst. Rev. Bonds
(Green Bond), Ser. A, 5s, 7/1/41	AA	200,000	238,944
5s, 6/1/37	Aa2	1,000,000	1,218,890
Ser. A, 5s, 6/1/35 (Prerefunded 6/1/19)	Aa2	500,000	559,800

Vistancia, Cmnty. Fac. Dist. G.O. Bonds
5s, 7/15/26	A1	250,000	287,608
U.S. Govt. Coll., 4.4s, 7/15/21
(Prerefunded 7/15/16)	A1	500,000	502,295

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Yavapai Regl. Med. Ctr.), Ser. A,
5 1/4s, 8/1/33	Baa1	100,000	113,571

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5s, 3/1/32	BB+	265,000	273,875

Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds (Yuma
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/1/32	A–	400,000	470,084

			46,104,695
Guam (2.3%)
Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	250,000	282,278

Territory of GU, Govt. Hotel Occupancy Tax Rev.
Bonds, Ser. A, 6s, 11/1/26	A–	250,000	297,518

Territory of GU, Govt. Ltd. Oblig. Rev. Bonds
(Section 30), Ser. A, 5 3/4s, 12/1/34	BBB+	250,000	282,168

Arizona Tax Exempt Income Fund	23

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Guam cont.
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	$150,000	$168,546

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	Baa2	100,000	112,049

			1,142,559
Mississippi (1.0%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. B,
0.35s, 12/1/30	VMIG1	500,000	500,000

			500,000
Puerto Rico (0.2%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5 1/2s, 5/15/39	Ba1	100,000	100,543

			100,543
Texas (0.6%)
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5 1/2s, 8/1/25	BBB+	250,000	312,220

			312,220
Virgin Islands (1.8%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	150,000	166,734
Ser. A-1, 5s, 10/1/39	Baa2	175,000	190,370
Ser. A, 5s, 10/1/25	Baa2	200,000	222,554

VI Tobacco Settlement Fin. Corp. Rev. Bonds,
5s, 5/15/31	A3	335,000	335,616

			915,274
TOTAL INVESTMENTS

Total investments (cost $44,684,392)			$49,075,291

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $50,076,168.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees.

Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

24	Arizona Tax Exempt Income Fund

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	22.7%
Education	18.0
Prerefunded	16.1
Tax bonds	14.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$49,074,843	$448

Totals by level	$—	$49,074,843	$448

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Arizona Tax Exempt Income Fund	25

Statement of assets and liabilities 5/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $44,684,392)	$49,075,291

Cash	1,157,134

Interest and other receivables	836,784

Receivable for shares of the fund sold	3,002

Receivable for investments sold	15,000

Prepaid assets	3,677

Total assets	51,090,888

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	720,662

Payable for shares of the fund repurchased	110,886

Payable for compensation of Manager (Note 2)	14,206

Payable for custodian fees (Note 2)	3,866

Payable for investor servicing fees (Note 2)	5,567

Payable for Trustee compensation and expenses (Note 2)	57,496

Payable for administrative services (Note 2)	189

Payable for distribution fees (Note 2)	18,945

Payable for auditing and tax fees	53,009

Distributions payable to shareholders	18,265

Other accrued expenses	11,629

Total liabilities	1,014,720

Net assets	$50,076,168

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$47,254,311

Distributions in excess of net investment income (Note 1)	(14,355)

Accumulated net realized loss on investments (Note 1)	(1,554,687)

Net unrealized appreciation of investments	4,390,899

Total — Representing net assets applicable to capital shares outstanding	$50,076,168

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($43,505,896 divided by 4,665,513 shares)	$9.32

Offering price per class A share (100/96.00 of $9.32)*	$9.71

Net asset value and offering price per class B share ($698,884 divided by 75,045 shares)**	$9.31

Net asset value and offering price per class C share ($2,496,824 divided by 267,479 shares)**	$9.33

Net asset value and redemption price per class M share ($966,647 divided by 103,454 shares)	$9.34

Offering price per class M share (100/96.75 of $9.34)†	$9.65

Net asset value, offering price and redemption price per class Y share
($2,407,917 divided by 257,887 shares)	$9.34

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26	Arizona Tax Exempt Income Fund

Statement of operations Year ended 5/31/16

INTEREST INCOME	$1,949,567

EXPENSES

Compensation of Manager (Note 2)	216,372

Investor servicing fees (Note 2)	34,050

Custodian fees (Note 2)	6,573

Trustee compensation and expenses (Note 2)	3,713

Distribution fees (Note 2)	130,307

Administrative services (Note 2)	1,347

Auditing and tax fees	62,812

Other	48,724

Fees waived and reimbursed by Manager (Note 2)	(23,089)

Total expenses	480,809

Expense reduction (Note 2)	(45)

Net expenses	480,764

Net investment income	1,468,803

Net realized gain on investments (Notes 1 and 3)	53,830

Net unrealized appreciation of investments during the year	635,223

Net gain on investments	689,053

Net increase in net assets resulting from operations	$2,157,856

The accompanying notes are an integral part of these financial statements.

Arizona Tax Exempt Income Fund	27

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/16	Year ended 5/31/15

Operations:
Net investment income	$1,468,803	$1,685,112

Net realized gain on investments	53,830	223,636

Net unrealized appreciation (depreciation) of investments	635,223	(112,253)

Net increase in net assets resulting from operations	2,157,856	1,796,495

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(5,864)	(344)

Class B	(94)	(8)

Class C	(336)	(17)

Class M	(130)	(7)

Class Y	(324)	(22)

From tax-exempt net investment income
Class A	(1,284,562)	(1,432,729)

Class B	(18,375)	(25,517)

Class C	(50,411)	(56,043)

Class M	(26,266)	(28,843)

Class Y	(73,075)	(126,095)

From return of capital
Class A	—	(2,902)

Class B	—	(52)

Class C	—	(113)

Class M	—	(58)

Class Y	—	(255)

Decrease from capital share transactions (Note 4)	(1,838,517)	(2,294,352)

Total decrease in net assets	(1,140,098)	(2,170,862)

NET ASSETS

Beginning of year	51,216,266	53,387,128

End of year (including distributions in excess of net
investment income of $14,355 and $28,990, respectively)	$50,076,168	$51,216,266

The accompanying notes are an integral part of these financial statements.

28	Arizona Tax Exempt Income Fund

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Arizona Tax Exempt Income Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From		Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	From	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)	on investments	operations	income	return of capital	tions	of period	value (%)[a]	(in thousands)	(%)[b]	(%)	(%)

Class A
May 31, 2016	$9.19	.28	.12	.40	(.27)	—	(.27)	$9.32	4.47	$43,506	.92[d,e]	2.97[d,e]	13
May 31, 2015	9.18	.29	.01	.30	(.29)	—[c]	(.29)	9.19	3.34	44,633	.91[d]	3.20[d]	23
May 31, 2014	9.40	.34	(.22)	.12	(.34)	—	(.34)	9.18	1.41	46,050	.91[d]	3.79[d]	8
May 31, 2013	9.47	.33	(.07)	.26	(.33)	—[c]	(.33)	9.40	2.77	54,644.86		3.48	4
May 31, 2012	8.81	.36	.66	1.02	(.36)	—[c]	(.36)	9.47	11.81	54,429.86		3.96	11

Class B
May 31, 2016	$9.18	.22	.13	.35	(.22)	—	(.22)	$9.31	3.82	$699	1.55[d,e]	2.35[d,e]	13
May 31, 2015	9.17	.24	—[c]	.24	(.23)	—[c]	(.23)	9.18	2.69	850	1.54[d]	2.58[d]	23
May 31, 2014	9.39	.28	(.22)	.06	(.28)	—	(.28)	9.17	.77	1,078	1.54[d]	3.16[d]	8
May 31, 2013	9.46	.27	(.07)	.20	(.27)	—[c]	(.27)	9.39	2.12	1,816	1.49	2.85	4
May 31, 2012	8.80	.30	.66	.96	(.30)	—[c]	(.30)	9.46	11.11	1,399	1.50	3.31	11

Class C
May 31, 2016	$9.20	.20	.13	.33	(.20)	—	(.20)	$9.33	3.65	$2,497	1.70[d,e]	2.19[d,e]	13
May 31, 2015	9.19	.22	.01	.23	(.22)	—[c]	(.22)	9.20	2.53	2,305	1.69[d]	2.42[d]	23
May 31, 2014	9.41	.27	(.22)	.05	(.27)	—	(.27)	9.19	.62	2,342	1.69[d]	3.01[d]	8
May 31, 2013	9.48	.26	(.07)	.19	(.26)	—[c]	(.26)	9.41	1.97	2,906	1.64	2.70	4
May 31, 2012	8.82	.29	.66	.95	(.29)	—[c]	(.29)	9.48	10.93	2,747	1.65	3.16	11

Class M
May 31, 2016	$9.21	.25	.13	.38	(.25)	—	(.25)	$9.34	4.17	$967	1.20[d,e]	2.70[d,e]	13
May 31, 2015	9.20	.27	.01	.28	(.27)	—[c]	(.27)	9.21	3.04	1,005	1.19[d]	2.92[d]	23
May 31, 2014	9.42	.31	(.22)	.09	(.31)	—	(.31)	9.20	1.12	985	1.19[d]	3.52[d]	8
May 31, 2013	9.49	.30	(.07)	.23	(.30)	—[c]	(.30)	9.42	2.48	1,136	1.14	3.20	4
May 31, 2012	8.83	.34	.65	.99	(.33)	—[c]	(.33)	9.49	11.47	1,120	1.15	3.67	11

Class Y
May 31, 2016	$9.21	.30	.12	.42	(.29)	—	(.29)	$9.34	4.70	$2,408	.70[d,e]	3.20[d,e]	13
May 31, 2015	9.19	.31	.02	.33	(.31)	—[c]	(.31)	9.21	3.67	2,423	.69[d]	3.41[d]	23
May 31, 2014	9.41	.36	(.22)	.14	(.36)	—	(.36)	9.19	1.63	2,933	.69[d]	4.01[d]	8
May 31, 2013	9.48	.35	(.07)	.28	(.35)	—[c]	(.35)	9.41	2.99	3,264.64		3.70	4
May 31, 2012	8.82	.38	.66	1.04	(.38)	—[c]	(.38)	9.48	12.06	2,165.65		4.15	11

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2016	0.04%

May 31, 2015	0.01

May 31, 2014	0.01

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

30	Arizona Tax Exempt Income Fund	Arizona Tax Exempt Income Fund	31

Notes to financial statements 5/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2015 through May 31, 2016.

Putnam Arizona Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Arizona personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Arizona personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment advisor, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect

32	Arizona Tax Exempt Income Fund

to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

Arizona Tax Exempt Income Fund	33

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2016, the fund had a capital loss carryover of $1,559,256 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$270,170	$215,637	$485,807	*

359,383	N/A	359,383	May 31, 2017

603,031	N/A	603,031	May 31, 2018

111,035	N/A	111,035	May 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $750 recognized during the period between November 1, 2015 and May 31, 2016 to its fiscal year ending May 31, 2017.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,269 to decrease distributions in excess of net investment income and $5,269 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,400,663
Unrealized depreciation	(942)

Net unrealized appreciation	4,399,721
Undistributed ordinary income	3,911
Capital loss carryforward	(1,559,256)
Post-October capital loss deferral	(750)
Cost for federal income tax purposes	$44,675,570

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by,

34	Arizona Tax Exempt Income Fund

other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.432% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $22,470 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $619.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$29,675	Class M	672

Class B	538	Class Y	1,575

Class C	1,590	Total	$34,050

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $45 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $37, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Arizona Tax Exempt Income Fund	35

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$95,204	Class M	4,949

Class B	6,733	Total	$130,307

Class C	23,421

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,956 and no monies from the sale of class A and class M shares, respectively, and received $500 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$6,117,936	$7,917,008

U.S. government securities (Long-term)	—	—

Total	$6,117,936	$7,917,008

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36	Arizona Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	431,257	$3,984,147	348,539	$3,226,307

Shares issued in connection with
reinvestment of distributions	117,609	1,085,599	127,659	1,180,275

	548,866	5,069,746	476,198	4,406,582

Shares repurchased	(737,970)	(6,808,270)	(636,090)	(5,876,505)

Net decrease	(189,104)	$(1,738,524)	(159,892)	$(1,469,923)

	Year ended 5/31/16		Year ended 5/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	2,501	$22,883	3,607	$33,189

Shares issued in connection with
reinvestment of distributions	1,806	16,647	2,481	22,899

	4,307	39,530	6,088	56,088

Shares repurchased	(21,771)	(200,370)	(31,093)	(288,588)

Net decrease	(17,464)	$(160,840)	(25,005)	$(232,500)

	Year ended 5/31/16		Year ended 5/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	27,324	$253,752	26,250	$242,186

Shares issued in connection with
reinvestment of distributions	4,020	37,153	4,254	39,370

	31,344	290,905	30,504	281,556

Shares repurchased	(14,360)	(132,342)	(34,776)	(320,497)

Net increase (decrease)	16,984	$158,563	(4,272)	$(38,941)

	Year ended 5/31/16		Year ended 5/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	2,806	25,955	2,901	26,869

	2,806	25,955	2,901	26,869

Shares repurchased	(8,420)	(77,685)	(905)	(8,371)

Net increase (decrease)	(5,614)	$(51,730)	1,996	$18,498

	Year ended 5/31/16		Year ended 5/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	49,448	$457,797	365,879	$3,351,572

Shares issued in connection with
reinvestment of distributions	6,105	56,436	7,510	69,613

	55,553	514,233	373,389	3,421,185

Shares repurchased	(60,896)	(560,219)	(429,156)	(3,992,671)

Net decrease	(5,343)	$(45,986)	(55,767)	$(571,486)

Arizona Tax Exempt Income Fund	37

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Arizona and may be affected by economic and political developments in that state.

38	Arizona Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 99.54% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Arizona Tax Exempt Income Fund	39

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

40	Arizona Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Arizona Tax Exempt Income Fund	41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

42	Arizona Tax Exempt Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Arizona Tax Exempt Income Fund	43

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44	Arizona Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Independent Registered		Mark C. Trenchard
Public Accounting Firm	Steven D. Krichmar	Vice President and
KPMG LLP	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN044
301189 7/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2016	$55,677	$ —	$6,750	$ —
May 31, 2015	$54,229	$ —	$6,590	$ —

For the fiscal years ended May 31, 2016 and May 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $6,750 and $6,590 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2016	$ —	$ —	$ —	$ —

May 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Arizona Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016